UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2021

FIRST LIGHT ACQUISITION GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11110 Sunset Hills Road #2278 Reston, VA	20190
(Address of principal executive offices)	(Zip Code)

(202) 503-9255

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FLAGU	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FLAG	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FLAGW	The New York Stock Exchange

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

Initial Public Offering

On September 14, 2021, First Light Acquisition Group, Inc. (the Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriter’s exercise in full of its over-allotment option. Each Unit in the IPO consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $230,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 3,397,155 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, First Light Acquisition Group, LLC (the “Sponsor”) and Metric Finance Holdings I, LLC (“Metric”), generating gross proceeds to the Company of approximately $5,095,733. Of the total Private Placement Warrants, the Sponsor purchased 2,583,333 Private Placement Warrants and Metric purchased 813,822 Private Placement Warrants. Each whole Private Placement Warrant is exercisable for one whole share of Class A Common Stock at $11.50 per share. The Private Placement Warrants are identical to the warrants sold as part of the Units except that, so long as they are held by the Sponsor, Metric or their respective permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per share of Class A Common Stock equals or exceeds $10.00 (as adjusted)), (ii) they (including the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) will not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the consummation of the Company’s initial business combination, (iii) they may be exercised by the holders on a cashless basis, (iv) with respect to the Private Placement Warrants held by Metric, they will not be exercisable more than five years from the commencement of the IPO in accordance with FINRA Rule 5110(g)(8)(A) and (v) they (including the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) are entitled to registration rights.

A total of $230,000,000, comprised of the proceeds from the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, including franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants will not be released from the trust account until the earliest of: (i) the consummation of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify (A) the substance or timing of the Company’s obligation to provide holders of shares of Class A Common Stock the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 12 months (or up to 18 months if the Company is to exercise the two three-month extensions as described in the Company’s Registration Statement on Form S-1

(File No. 333-259038), as amended, for the IPO (the “Registration Statement”)) from the closing of the IPO or (B) any other provision relating to the rights of holders of shares of Class A Common Stock or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if the Company has not consummated its business combination within 12 months (or up to 18 months if the Company is to exercise the two three-month extensions as described in the Registration Statement) from the closing of the IPO, subject to applicable law.

On September 9, 2021, in connection with the IPO, the Company filed its previously approved Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and entered into the following agreements previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated September 9, 2021, among the Company, Guggenheim Securities, LLC and BTIG, LLC.

•	A Warrant Agreement, dated September 9, 2021, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated September 9, 2021, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration and Stockholder Rights Agreement, dated September 9, 2021, among the Company, the Sponsor, Metric and other parties thereto.

•	A Private Placement Warrants Purchase Agreement, dated September 9, 2021, among the Company, the Sponsor and Metric.

•	An Administrative Services Agreement, dated September 9, 2021, between the Company and the Sponsor.

•	A Letter Agreement, dated September 9, 2021, among the Company, William J. Weber, the Sponsor and Metric.

•	A Letter Agreement, dated September 9, 2021, among the Company, Michael J. Alber, the Sponsor and Metric.

•	A Letter Agreement, dated September 9, 2021, among the Company, Thomas A. Vecchiolla, the Sponsor and Metric.

•	A Letter Agreement, dated September 9, 2021, among the Company, Michael C. Ruettgers, the Sponsor and Metric.

•	A Letter Agreement, dated September 9, 2021, among the Company, William J. Fallon, the Sponsor and Metric.

•	A Letter Agreement, dated September 9, 2021, among the Company, Jeanne C. Tisinger, the Sponsor and Metric.

•	A Letter Agreement, dated September 9, 2021, between the Sponsor and Metric.

•	An Indemnity Agreement, dated September 9, 2021, between the Company and William J. Weber.

•	An Indemnity Agreement, dated September 9, 2021, between the Company and Michael J. Alber.

•	An Indemnity Agreement, dated September 9, 2021, between the Company and Thomas A. Vecchiolla.

•	An Indemnity Agreement, dated September 9, 2021, between the Company and Michael C. Ruettgers.

•	An Indemnity Agreement, dated September 9, 2021, between the Company and William J. Fallon.

•	An Indemnity Agreement, dated September 9, 2021, between the Company and Jeanne C. Tisinger.

On September 9, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On September 14, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the IPO.

Board Classification

In connection with the IPO, the Board determined the composition of its three classes as follows: the term of office of the first class of directors, Class I, consists of Michael C. Ruettgers and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of William J. Fallon and Jeanne C. Tisinger and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of William J. Weber and Thomas A. Vecchiolla and will expire at the Company’s third annual meeting of stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated September 9, 2021, among the Company, Guggenheim Securities, LLC and BTIG, LLC.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated September 9, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated September 9, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration and Stockholder Rights Agreement, dated September 9, 2021, among the Company, the Sponsor, Metric and other parties thereto.

10.3	Private Placement Warrants Purchase Agreement, dated September 9, 2021, among the Company, the Sponsor and Metric.

10.4	Administrative Services Agreement, dated September 9, 2021, between the Company and the Sponsor.

10.5	Letter Agreement, dated September 9, 2021, among the Company, William J. Weber, the Sponsor and Metric.

10.6	Letter Agreement, dated September 9, 2021, among the Company, Michael J. Alber, the Sponsor and Metric.

10.7	Letter Agreement, dated September 9, 2021, among the Company, Thomas A. Vecchiolla, the Sponsor and Metric.

10.8	Letter Agreement, dated September 9, 2021, among the Company, Michael C. Ruettgers, the Sponsor and Metric.

10.9	Letter Agreement, dated September 9, 2021, among the Company, William J. Fallon, the Sponsor and Metric.

10.10	Letter Agreement, dated September 9, 2021, among the Company, Jeanne C. Tisinger, the Sponsor and Metric.

10.11	Letter Agreement, dated September 9, 2021, between the Sponsor and Metric.

10.12	Indemnity Agreement, dated September 9, 2021, between the Company and William J. Weber.

10.13	Indemnity Agreement, dated September 9, 2021, between the Company and Michael J. Alber.

10.14	Indemnity Agreement, dated September 9, 2021, between the Company and Thomas A. Vecchiolla.

10.15	Indemnity Agreement, dated September 9, 2021, between the Company and Michael C. Ruettgers.

10.16	Indemnity Agreement, dated September 9, 2021, between the Company and William J. Fallon.

10.17	Indemnity Agreement, dated September 9, 2021, between the Company and Jeanne C. Tisinger.

99.1	Press Release, dated September 9, 2021.

99.2	Press Release, dated September 14, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Light Acquisition Group, Inc.

Date: September 15, 2021	By:	/s/ William J. Weber
	Name:	William J. Weber
	Title:	Chief Executive Officer